FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

September 11, 2008

Date of the Event

LBO CAPITAL CORP.

(Exact Name of Registrant as specified in its charter)

                                                         Colorado                                         33-19107                                 38-2780733

                                                    (State or other jurisdiction of                  (Commission                       (I.R.S. Employer

                                                     incorporation or organization)                  file number)                  Identification Number)

23399 Commerce Dr, Suite B-1

Farmington Hills, MI 48335

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (248) 994-0099

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of LBO Capital Corp. (the “Company”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 31, 2007  the Company  signed a Definitive Agreement with Longborough Capital, PLC, a public company in the United Kingdom (hereinafter “Longborough”), to effect a merger of common stock of Longborough’s  subsidiaries Global Tech International, Inc., a Delaware  corporation (hereinafter “GTI”),  and Advanced Digital Components, Inc., a Delaware corporation (hereinafter “ADCI”)  into LBO Capital.

On September 11, 2008 the Company’s management closed the transaction by exchanging 18,000,000 newly issued shares of common stock to Longborough for the acquisition of 87% of the common stock of GTI and 86% of the common stock of ADCI, both subsidiaries of Longborough. The merger into LBO Capital Corp. of the common stock of these two corporations was ratified at the Annual Meeting of Shareholders on April 3, 2008 and is now complete.

Following this reverse merger, the Company has no long term debt, 100,000,000 shares of common stock authorized and 20,112,530 shares of common stock authorized, issued and outstanding.

Advanced Digital Components, Inc., a Delaware Corporation, formed in 2003, is a development stage entity and is primarily engaged in the development of magnetic pressure sensing (MPS) system which monitors the pressure inside each tire on a vehicle. ADCI has obtained a patent for the MPS system and its focus is now on marketing and selling the technology. There can be no assurance that patents issued to or licensed by ADCI will not be challenged, invalidated, or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to ADCI.

Global Tech International, Inc., a Delaware Corporation, was incorporated in 2003.  GTI is development stage entity and is primarily engaged in the developing, licensing, and marketing plastic’s related intellectual properties developed under the 3DM Powder Impression Molding (PIM) system and the 3DM Blow Molding system. In addition, GTI is developing and marketing the Surface Acoustic Wave (SAW) technology tire sensor which monitors the pressure inside each tire on a vehicle. GTI has obtained a patent for the SAW tire sensor and its focus is now on marketing and selling the technology. There can be no assurance that patents issued to or licensed by GTI will not be challenged, invalidated, or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to GTI. GTI is a member of USCAR and is currently working with General Motors, Ford and Chrysler in the field of weight reduction by the utilization of encapsulated lightweight composites.

GTI and ADCI have not materially reclassified, merged, consolidated, purchased or sold any significant amount of assets other than in the ordinary course of business. GTI and ADCI have never been the subject of any bankruptcy, receivership or similar proceedings.

Longborough Capital plc, a developer of technologies, is continuing to position itself as a player on the global level of automotive original equipment manufacturers and other strategic partners.

LBO Capital Corp. and its subsidiaries Global Tech International, Inc and Advanced Digital Components, Inc., strive to acquire intellectual property and technology; and to capitalize on them through licensing arrangements with operating companies which recognize the benefit from access to these carefully selected assets of LBO Capital Corp.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A) AUDITED FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

(A Development Stage Enterprise)

We have audited the accompanying balance sheets of  (A Development Stage Enterprise) (the “Company”) as of , and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of  (A Development Stage Enterprise) as of  and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company is a development stage enterprise and has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.   The financial statements do not include any adjustments that might result from the outcome of this uncertainty

/s/ UHY LLP

Southfield, Michigan

August 13, 2008

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
BALANCE SHEETS
		January 31,
		2008	2007

ASSETS

CURRENT ASSETS
Cash		$ 277	$ -
Accounts receivable		27,000	-

Total current assets		27,277	-

PROPERTY AND EQUIPMENT, NET		38,221	47,425

OTHER ASSETS
Intangible assets, net		282,875	325,888
Deposit		800	12,000

Total assets		$ 349,173	$ 385,313

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Bank overdraft		$ -	$ 559
Accounts payable		15,989	11,903
Accrued interest		211,180	128,187
Accrued payroll		234,732	169,061
Accrued rent		24,671	11,878
Accrued professional fees		18,443	15,427
Other accrued expenses		1,490	1,490
Related party loans payable		43,600	35,100
Current portion of notes payable		597,500	590,750

Total current liabilities		1,147,605	964,355

NOTES PAYABLE		1,037,957	910,038

Total liabilities		2,185,562	1,874,393

STOCKHOLDERS' EQUITY

Common stock, $.0001 par value, 100,000,000 shares
authorized, 8,070,000 shares issued and outstanding		8,070	8,070
Deficit accumulated during development stage		(1,844,159)	(1,496,850)
Less subscriptions receivable		(300)	(300)

Total stockholders' equity		(1,836,389)	(1,489,080)

Total liabilities and stockholders' equity		$ 349,173	$ 385,313

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS

			July 10, 2003
	Years ended January 31,		(inception) to
	2008	2007	January 31, 2008

Costs and expenses
Research and development	$ -	$ -	$ 207,188
Leased employees	28,544	37,450	341,431
Rent	39,313	59,335	228,724
Contractor expense	72,000	72,000	240,950
Maintenance	1,467	2,956	8,274
Insurance	4,009	10,638	30,806
Utilities	24,645	25,385	82,796
Property taxes	-	1,490	26,313
Legal and professional	20,416	25,359	98,706
Supplies	1,758	1,042	4,262
Depreciation	12,204	11,634	38,599
Amortization	43,013	43,013	177,767
Meals and travel	7,211	5,982	17,110
Postage, printing and reproduction	80	283	822
Miscellaneous	2,906	51,439	55,216

Operating loss	(257,566)	(348,006)	(1,558,964)

Interest expense	82,993	71,579	211,180
Loss on foreign currency
translation adjustment	6,750	48,875	67,375

Net loss	$ (347,309)	$ (468,460)	$ (1,837,519)

- # -

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
STATEMENTS OF STOCKHOLDERS' EQUITY
Period from July 10, 2003 (inception) to January 31, 2008
			Deficit
			Accumulated
	Common Stock		During
			Development	Stock
	Number of shares	Amount	Stage	Subscriptions

Issuance of common stock on July 10, 2003	3,000,000	$ 300	$ -	$ (300)
Net loss July 10, 2003 to January 31, 2004	-	-	(122,093)

Balance, January 31, 2004	3,000,000	300	(122,093)	(300)
Net loss	-	-	(310,186)

Balance, January 31, 2005	3,000,000	300	(432,279)	(300)
Net loss	-	-	(589,471)

Balance, January 31, 2006	3,000,000	300	(1,021,750)	(300)
Stock dividend	66,402,000	6,640	(6,640)
Issuance of common stock	11,298,000	1,130	-
Net loss	-	-	(468,460)

Balance, January 31, 2007	80,700,000	8,070	(1,496,850)	(300)
Net loss	-	-	(347,309)

Balance, January 31, 2008	80,700,000	$ 8,070	$ (1,844,159)	$ (300)

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS

			July 10, 2003
	Years ended January 31,		(inception) to
	2008	2007	January 31, 2008
OPERATING ACTIVITIES
Net loss	$ (347,309)	$ (468,460)	$ (1,837,519)
Adjustments to reconcile net loss to net cash
flows from operating activities:
Depreciation expense	12,204	11,634	38,599
Amortization expense	43,013	43,013	177,767
Foreign currency translation adjustment	6,750	48,875	67,375
Changes in assets and liabilities:
Accounts receivable	(27,000)	-	(27,000)
Deposits	11,200	100,000	(800)
Other assets	-	(19,132)	(30,517)
Accounts payable	12,586	(14,124)	60,720
Accrued payroll	65,671	43,146	234,732
Other accrued expenses	98,802	92,822	255,784

Net cash used in operating activities	(124,083)	(162,226)	(1,060,859)
INVESTING ACTIVITIES
Purchase of property and equipment	(3,000)	(2,700)	(76,820)
Purchase of intangible assets	-	-	(430,125)

Net cash used in investing activities	(3,000)	(2,700)	(506,945)

FINANCING ACTIVITIES
Net activity under short-term financing from
bank overdraft	(559)	559	-
Proceeds from long-term debt	160,957	179,850	1,616,619
Repayments of long-term debt	(33,038)	(15,500)	(48,538)

Net cash provided by financing
activities	127,360	164,909	1,568,081

NET CHANGE IN CASH	277	(17)	277
Cash, Beginning	-	17	-
Cash, Ending	$ 277	$ -	$ 277

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

     NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting polices followed in the preparation of these financial statements.  These policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Operations

Global Tech International, Inc. (the “Company”) was incorporated on July 10, 2003, in Delaware.

The Company is a development stage entity and is primarily engaged in the developing, licensing, and marketing plastic products developed under the 3DM Powder Impression Molding (PIM) system and the 3DM Blow Molding system.  In addition the Company is developing and marketing the Surface Acoustic Wave (SAW) technology tire sensor which monitors the pressure inside each tire on a vehicle.  The Company has obtained a patent for the SAW tire sensor and its focus is now on marketing and selling the technology.  There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated, or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to the Company.

The Company has no significant operating history and, from July 10, 2003, (inception) to January 31, 2008, has generated a net loss of $1,837,519.  The accompanying financial statements for the year ended January 31, 2008, have been prepared assuming the Company will continue as a going concern.  During the fiscal year 2009, management intends to raise additional debt and to fund future operations and to provide additional working capital.  However, there is no assurance that such financing will be consummated or obtained in sufficient amounts necessary to meet the Company’s needs.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  These estimates and assumptions may change in the future and future results could differ.

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk

The Company from time to time during the years covered by these financial statements may have bank balances in excess of its insured limits.  Management has deemed this as a normal business risk.

Property and Equipment

The Company capitalizes expenditures for property and equipment.  Expenditures for repairs and maintenance are charged to operating expenses.  Property and equipment are carried at cost.  These assets are reviewed for impairment when events indicate the carrying amount may not be recoverable from future undiscounted cash flows.  If impaired, the assets are recorded at fair value.  Adjustments of the assets and related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statement of operations.

Depreciation

Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets.

Intangible Assets

Intangible assets consist of a patent and a licensing agreement with 3DM Worldwide PLC for rights to certain intellectual property.  Patents are amortized on a straight-line basis over the estimated useful life of 14 years.  The licensing agreement is being amortized over the length of the agreement.

Research and Development

Research and development costs are expensed as incurred.  Total research and development expense was $-0- for each of the years ended January 31, 2008 and 2007 and $207,188 since inception.

Income Taxes

The Company records income tax based on the amount of taxes due on its federal income tax return plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates.  A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

Net operating loss carryforwards of approximately $1,736,000 will expire in 2028.

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Income Taxes

Deferred income taxes are provided for timing differences between financial statement income and tax return income under the provisions of SFAS No. 109 which requires deferred income taxes be computed on the liability method and deferred tax assets are recognized only when realization is certain. The principal timing difference arises from net operating loss carryforwards.  The tax effect of such differences is included annually on the income statement and on the balance sheet as an adjustment to deferred income taxes.  Since the Company is not certain that it will be able to utilize the net operating loss carryforwards, they have elected to fully reserve the deferred tax benefit.

	January 31, 2008		January 31, 2007
	Short-term	Long-term	Short-term	Long-term

Assets	$ -	$ 613,000	$ -	$ 499,000
Liabilities	-	-	-	-

	-	613,000	-	499,000

Less valuation reserve	-	613,000	-	499,000

	$ -	$ -	$ -	$ -

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	January 31,
	2008	2007
Equipment	$ 69,426	$ 66,426
Leasehold improvements	6,292	6,292
Furniture	1,102	1,102
	76,820	73,820
Less accumulated depreciation	38,599	26,395

	$ 38,221	$ 47,425

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 3 – INTANGIBLE ASSETS

Intangible assets consist of the following:

	January 31,
	2008	2007
Licensing agreement, net of accumulated amortization of $177,767 and $134,754, respectively	$ 252,358	$ 295,371

Patent	30,517	30,571
	$ 282,875	$ 325,942

Amortization expense recorded for each of the years ended January 31, 2008 and 2007 was $43,013.  No amortization expense has been taken against the patent as the Company is still in the process of finalizing the patent.

Estimated amortization expense is expected to be $43,013 a year for each of the next five years.

NOTE 4 – NOTES PAYABLE

The Company has available a revolving line of credit agreement with American Plastics Processing Products, Inc., a related party, dated April 1, 2003 with a maturity of December 31, 2010.  The agreement provides for maximum borrowings of $3,000,000 with interest charged at a rate of 8%.  At January 31, 2008 and 2007 the Company had outstanding borrowings of $1,037,957 and $910,038, respectively.

In 2003 Longborough Capital PLC, the Parent Company, paid for licensing agreements with 3DM Worldwide PLC, as described above in Note 1.  This note is non-interest bearing and has no maturity date.  The note is subject to foreign currency translation adjustments and any gain or loss is reflected on the statement of operations.  At January 31, 2008 and 2007 the outstanding balance owed was $497,500 and $490,750, respectively.

On May 6, 2005, the Company borrowed $100,000 from Battleridge Secretaries Limited. The note bears interest at 5% and has no set maturity date.

GLOBAL TECH INTERNATIONAL, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 5 – STOCK DIVIDEND

On February 10, 2006, the Company distributed 66,402,000 shares of common stock in connection with adjusting the capital structure of the Company.  As a result of the stock dividend, common stock was increased by $6,640, and accumulated deficit was increased by $6,640.

NOTE 6 – NON CASH ACTIVITIES

In February 2006, 11,298,000 shares of common stock were exchanged for $1,130 of services provided to the Company.

In February 2006, 66,402,000 shares of common stock were issued as a stock dividend, resulting in a $6,640 increase in accumulated deficit.

NOTE 7 – FOREIGN CURRENCY TRANSACTIONS

The Company’s functional currency for all United States operations is the U.S. Dollar.  Non-monetary assets and liabilities are translated at the historical rates and monetary assets and liabilities are translated at exchange rates in effect at the end of the year.  Gains and losses from foreign currency transactions are included in current results of operations.

For the years ending January 31, 2008 and 2007, the aggregate foreign currency transaction losses included in operations totaled $6,750 and $48,875, respectively.

NOTE 8 – RELATED PARTY TRANSACTIONS

Accounts payable

At January 31, 2008 and 2007, the Company had loans payable of $43,600 and $35,100 respectively, which were due to Advanced Digital Components, Inc., a related party through common ownership.

Notes payable – See Note 4

Interest expense

During the years ended January 31, 2008 and 2007 the Company accrued for and recorded interest expense as required by the various note agreements they entered into with their parent Longborough Capital PLC and a related party through common ownership in the amounts of $77,993 and $66,579, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

(A Development Stage Enterprise)

We have audited the accompanying balance sheets of  (A Development Stage Enterprise) (the “Company”) as of , and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of  (A Development Stage Enterprise) as of  and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company is a development stage enterprise and has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.   The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ UHY LLP

Southfield, Michigan

September 2, 2008

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
BALANCE SHEETS

	January 31,
	2008	2007

ASSETS

CURRENT ASSETS
Cash	$ 707	$ 55
Related party loans receivable	43,600	35,100
Prepaid expenses	4,516	11,320

Total current assets	48,823	46,475

PROPERTY AND EQUIPMENT, NET	3,319	7,500

INTANGIBLE ASSET, NET	60,164	65,072

Total assets	$ 112,306	$ 119,047

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$ 1,070	$ 1,070
Other accrued expenses	595,744	452,483

Total current liabilities	596,814	453,553

NOTE PAYABLE	1,407,754	1,095,304

Total liabilities	2,004,568	1,548,857

STOCKHOLDERS' EQUITY

Common stock, $.0001 par value, 180,700,000
shares authorized, 81,253,493 and 78,529,868
shares issued and outstanding	8,125	7,853
Deficit accumulated during development stage	(1,900,377)	(1,437,653)
Less subscriptions receivable	(10)	(10)

Total stockholders' equity	(1,892,262)	(1,429,810)

Total liabilities and stockholders' equity	$ 112,306	$ 119,047

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS

			July 30, 2003
	Years ended January 31,		(inception) to
	2008	2007	January 31, 2008

Costs and expenses
Consulting fees	$ 343,076	$ 361,636	$ 1,389,212
Professional services	-	15,110	30,986
Telephone	1,144	901	30,055
Test vehicle expense	-	-	13,452
Research and development	5,795	161,050	184,845
Maintenance	-	-	1,235
Dues and subscriptions	-	-	1,152
Supplies	-	-	1,547
Depreciation	1,865	2,526	6,997
Amortization	4,908	3,683	8,591
Meals and travel	-	2,591	3,996
Postage, printing and reproduction	291	732	1,948
Taxes	892	2,526	3,418
Loss on disposal of asset	2,315	-	2,315
Miscellaneous	2,526	(389)	3,123

Operating loss	(362,812)	(550,366)	(1,682,872)

Interest expense	99,912	65,095	210,494

Net loss	$(462,724)	$(615,461)	$ (1,893,366)

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
STATEMENTS OF STOCKHOLDERS' EQUITY
Period from July 30, 2003 (inception) to January 31, 2008
			Deficit
			Accumulated
	Common Stock		During
	Number of		Development	Stock
	Shares	Amount	Stage	Subscriptions

Issuance of common stock on July 30, 2003	100,000	$ 10	$ -	$ (10)
Net loss July 30, 2003 to January 31, 2004	-	-	(139,878)

Balance, January 31, 2004	100,000	10	(139,878)	(10)
Net loss	-	-	(301,862)

Balance, January 31, 2005	100,000	10	(441,740)	(10)
Net loss	-	-	(373,441)

Balance, January 31, 2006	100,000	10	(815,181)	(10)
Stock dividend	70,109,000	7,011	(7,011)
Issuance of common stock	8,320,868	832	-
Net loss	-	-	(615,461)

Balance, January 31, 2007	78,529,868	7,853	(1,437,653)	(10)
Issuance of common stock	2,720,132	272	-
Net loss	-	-	(462,724)

Balance, January 31, 2008	81,250,000	$ 8,125	$ (1,900,377)	$ (10)

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS

			July 30, 2003
	Years ended January 31,		(inception) to
	2008	2007	January 31, 2008

OPERATING ACTIVITIES
Net loss	$(462,724)	$(615,461)	$ (1,893,366)
Adjustments to reconcile net loss to net cash
flows from operating activities:
Depreciation expense	1,865	2,526	6,997
Amortization expense	4,908	3,683	8,591
Loss on disposal of assets	2,315	-	2,315
Changes in assets and liabilities:
Accounts receivable	(8,500)	(35,100)	(43,600)
Prepaid expenses	6,804	6,804	(4,516)
Intangible assets	-	-	(68,755)
Accounts payable and other accrued	143,534	103,539	597,920
expenses

Net cash used in operating activities	(311,798)	(534,009)	(1,394,414)

INVESTING ACTIVITIES
Purchase of property and equipment	-	-	(12,632)

FINANCING ACTIVITIES
Proceed from long-term debt	344,450	570,000	1,479,753
Repayments of long-term debt	(32,000)	(40,000)	(72,000)

Net cash provided by financing activities	312,450	530,000	1,407,753

NET CHANGE IN CASH	652	(4,009)	707

Cash, Beginning	55	4,064	-

Cash, Ending	$ 707	$ 55	$ 707

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting polices followed in the preparation of these financial statements.  These policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Operations

Advanced Digital Components, Inc. (the “Company”) was incorporated on July 30, 2003, in Delaware.

The Company is a development stage entity and is primarily engaged in the development of a magnetic pressure sensing (MPS) system which monitors the pressure inside each tire on a vehicle.  The Company has obtained a patent for the MPS system and its focus is now on marketing and selling the technology.  There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated, or circumvented, or that the rights granted thereunder will provide proprietary protection or competitive advantages to the Company.

The Company has no significant operating history and, from July 30, 2003, (inception) to January 31, 2008, has generated a net loss of $1,893,366.  The accompanying financial statements for the year ended January 31, 2008, have been prepared assuming the Company will continue as a going concern.  During the fiscal year 2009, management intends to raise additional debt and to fund future operations and to provide additional working capital.  However, there is no assurance that such financing will be consummated or obtained in sufficient amounts necessary to meet the Company’s needs.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Concentration of Credit Risk

The Company from time to time during the years covered by these financial statements may have bank balances in excess of its insured limits.  Management has deemed this as a normal business risk.

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

The Company capitalizes expenditures for property and equipment.  Expenditures for repairs and maintenance are charged to operating expenses.  Property and equipment are carried at cost.  These assets are reviewed for impairment when events indicate the carrying amount may not be recoverable from future undiscounted cash flows.  If impaired, the assets are recorded at fair value.  Adjustments of the assets and related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statement of operations.

Depreciation

Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets.

Intangible Assets

Intangible asset consists of a patent which is being amortized on a straight-line basis over its estimated useful life of 14 years.  The patent was awarded to the Company on April 25, 2006.

Research and Development

Research and development costs are expensed as incurred.  Total research and development expense was $5,795 and $161,050 for the years ended January 31, 2008 and 2007, respectively and $184,845 since inception.

Income Taxes

The Company records income tax based on the amount of taxes due on its federal income tax return plus deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates.  A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

Net operating loss carryforwards of approximately $1,768,000 will expire in 2028.

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Income Taxes

Deferred income taxes are provided for timing differences between financial statement income and tax return income under the provisions of SFAS No. 109 which requires deferred income taxes be computed on the liability method and deferred tax assets are recognized only when realization is certain. The principal timing differences arise from accrued consulting expenses to affiliated persons and net operating loss carryforwards.  The tax effect of such differences is included annually on the income statement and on the balance sheet as an adjustment to deferred income taxes.  Since the Company is not certain that it will be able to utilize the net operating loss carryforwards, they have elected to fully reserve the deferred tax benefit.

	January 31, 2008		January 31, 2007
	Short-term	Long-term	Short-term	Long-term

Assets	$ 301,400	$ 601,000	$ 112,800	$ 461,300
Liabilities	-	-	-	-

	301,400	601,000	112,800	461,300

Less valuation reserve	301,400	601,000	112,800	461,300

	$ -	$ -	$ -	$ -

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	January 31,
	2008	2007
Leasehold improvements	$ 3,307	$ 6,614
Computers	5,818	5,818
Equipment	200	200
	9,325	12,632
Less accumulated depreciation	6,006	5,132

	$ 3,319	$ 7,500

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 3 – INTANGIBLE ASSET

Intangible asset consists of the following:

	January 31,
	2008	2007
Patent, at cost	$ 68,755	$ 68,755

Less accumulated amortization	8,591	3,683
	$ 60,164	$ 65,072

Amortization expense recorded for the years ended January 31, 2008 and 2007 was $4,908 and $3,683, respectively.

Estimated amortization expense is expected to be $4,908 a year for each of the next five years.

NOTE 4 – NOTE PAYABLE

The Company has available a revolving line of credit agreement with American Plastics Processing Products, Inc., a related party, dated April 1, 2003 with a maturity of December 31, 2010.  The agreement provides for maximum borrowings of $3,000,000 with interest charged at a rate of 8%.  The Company had drawn $1,407,754 and $1,095,304 for the years ended January 31, 2008 and 2007, respectively.

NOTE 5 – STOCK DIVIDEND

On February 10, 2006, the Company distributed 70,109,000 shares of common stock in connection with adjusting the capital structure of the Company.  As a result of the stock dividend, common stock was increased by $7,011, and accumulated deficit was increased by $7,011.

NOTE 6 – NON CASH ACTIVITIES

In February and April 2006, 8,320,868 shares of common stock were exchanged for $832 of services provided to the Company.

In February 2006, 70,109,000 shares of common stock were issued as a stock dividend, resulting in a $7,011 increase in accumulated deficit.

In January 2008, 2,720,132 shares of common stock were exchanged for $272 of services provided to the Company.

ADVANCED DIGITAL COMPONENTS, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS
January 31, 2008 and 2007

NOTE 7 – RELATED PARTY TRANSACTIONS

Loans receivable

At January 31, 2008 and 2007, the Company had loans receivable of $43,600 and $35,100 respectively, which were due from Global Tech International, Inc., a related party through common ownership.

Note payable – See Note 4

Interest expense

During the years ended January 31, 2008 and 2007 the Company accrued for and recorded interest expense as required by the a note agreement they entered into with a related party through common ownership in the amounts of $99,912 and $65,095, respectively.

B)  UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.

On September 11, 2008, LBO Capital Corp.(“the Parent”), completed its acquisition of Global Tech International, Inc., (“GTI”) and Advanced Digital Components, Inc., (“ADCI”) both Delaware corporations.  The following unaudited pro forma combined balance sheets and income statements are based on historical consolidated financial statements of the Parent and GTI and ADCI.  The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessary indicative of what the Parent’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•

The Unaudited Pro Forma Combined Balance Sheet as of June 30, 2008 combines the historical balance sheet of the Parent as of June 30, 2008 and historical balance sheets of GTI and ADCI as of July 31, 2008, giving effect to the acquisition as if it had occurred on June 30, 2008.  Although the fiscal years of ADCI and GTI are different from the Parent, such fiscal year-ends are within 93 days of each other and, therefore, are combined for presentation as permitted under Rule 11.02 of Regulation S-X.

•

The Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2007 combines the historical income statement of the Parent for the year ended December 31, 2007 and historical income statements of GTI and ADCI for the fiscal year ended January 31, 2008, giving effect to the acquisition as if it had occurred on January 1, 2007.

•

The Unaudited Pro Forma Combined Income Statement for the six months ended June 30, 2008 combines the historical income statement of the Parent for the six month period ended June 30, 2008 and historical income statements of GTI and ADCI for the six months ended July 31, 2008, giving effect to the acquisition as if it had occurred on January 1, 2008.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the:

•

Separate historical financial statements of the Parent as of and for the year ended December 31, 2007 included in the Parent’s Annual Report on Form 10-KSB.

•

Separate historical financial statements of the Parent as of and for the six month period ended June 30, 2008 included in the Parent’s Quarterly Report on Form 10-Q.

•

Separate historical audited financial statements of GTI and ADCI as of and for the fiscal year ended January 31, 2008 included in this Report on Form 8-K.

•

Separate historical unaudited financial statements of GTI and ADCI as of and for the six months ended July 31, 2008 included in this Report on Form 8-K

The unaudited pro forma combined financial statements were prepared using the purchase method of accounting in accordance with SFAS No. 141.

LBO Capital Corp.
Unaudited Pro Forma Combined Balance Sheet
As of June 30, 2008
	Historical Parent	Historical GTI	Historical ADCI	Pro Forma	Note 2	Pro Forma Combined
	06/30/08	07/31/08	07/31/08
Assets
Current Assets
Cash	$ 41,655	$ -	$ 123	$ -		$ 41,778
Marketable Securities	384	-	-	-		384
Accounts receivable	-	-	-	-		-
Related party loans receivable	-	-	43,600	43,600)	(a)	-
Prepaid expenses	-	-	2,258	-		2,258
Total current assets	42,039	-	45,981	(43,600)		44,420

Property and Equipment, Net	-	32,166	1,865	-		34,031

Other Assets
Goodwill	-	-	-	16,592,238	(b)	16,592,238
Intangible assets	-	261,369	57,710	-		319,079
Deposits	-	800	-	-		800
	-	262,169	57,710	16,592,238		16,946,148
Total assets	42,039	294,335	105,556	16,548,638	-	16,990,568

Liabilities and Stockholders' Equity
Accounts payable	13,500	14,575	1,070	-		29,145
Accrued consult Fees	-	-	466,117	-		466,117
Accrued Audit fee	-	-	-	-		-
Accrued Interest	14	253,530	260,564			514,108
Accrued payroll	-	263,346	-	-		263,346
Accrued rent	-	18,991	-	-		18,991
Accrued professional fees	-	13,333	-			13,333
Other accrued expenses	-	1,736	-	-		1,736
Related party loans payable	-	43,600	-	43,600)	(a)	-
Notes payable	2,377	1,662,513	-	-		1,664,890
Total current liabilities	15,891	1,271,624	727,751	(43,600)		2,971,666
Note Payable	-	-	1,492,754	-		1,492,754
Total liabilities	15,891	1,271,624	2,220,505	(43,600)		4,464,420
Stockholders' Equity (Deficit)
Common stock	211	8,070	8,125	(14,395)	(b)	2,011
Paid in Capital	2,445,329	-	-	12,498,200	(b)	14,943,529
Paid in Capital-Options	51,826	-	-	-		51,826
Paid in Capital-Warrants	657,831	-	-	-		657,831
Accumulated Deficit	(3,120,228)	(1,985,059)	(2,123,064)	4,108,123	(b)	(3,120,228)
Unrealized Loss	(8,821)	-	-			(8,821)
Less subscriptions receivable	-	(300)	(10)	310		-
Total stockholders' equity (deficit)	26,148	(1,977,289)	(2,114,949)	16,592,238		12,526,148
Total liabilities and stockholders' equity (deficit)	$ 42,039	$ 294,335	$ 105,556	$ 16,548,638		$ 16,990,568

See notes to unaudited pro forma combined financial statements

LBO Capital Corp.
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2007
	Historical	Historical	Historical			Pro Forma
	Parent	GTI	ADCI	Pro Forma	Note 2	Combined
	12/31/07	01/31/08	01/31/08
Costs and expenses
Leased Employees	$ -	$ 28,544	$ -	$ -		$ 28,544
Rent	-	39,313	-	-		39,313
Contractor expense	-	72,000	-	-		72,000
Consulting fees	-	-	343,076	-		343,076
Professional fees	-	20,416	-	-		20,416
Maintenance	-	1,467	-	-		1,467
Insurance	-	4,009	-	-		4,009
Utilities	-	24,645	-	-		24,645
Telephone	-	-	1,144	-		1,144
Research & Development	-	-	5,795	-		5,795
Meals and travels	-	7,211	-	-		7,211
Supplies	-	1,758	-	-		1,758
Depreciation	-	12,204	1,865	-		14,069
Amortization	-	43,013	4,908	-		47,921
Postage, printing & reproduction	-	80	291	-		371
Taxes	-	-	892	-		892
Loss on disposal of assets	-	-	2,315	-		2,315
Miscellaneous	-	2,906	2,526	-		5,432
Operating loss	-	(257,566)	(362,812)	-		(620,378)

Other income (expenses)
Income from extinguishment of debt	5,487	-	-	-		5,487
Interest Expense	(88,634)	(82,993)	(99,912)	-		(271,539)
Loss on foreign currency translation adjustment	-	(6,750)	-	-		(6,750)
Total other income (expense)	(83,147)	(89,743)	(99,912)	-		(272,802)
Net Loss	$ (83,147)	$ (347,309)	$ (462,724)	$ -		$(893,180)
Weighted Average Number of Common Shares Outstanding	1,513,870					19,513,870
Basic and Diluted Loss per Share	$(0.05)					$(0.05)

See notes to unaudited pro forma combined financial statements

LBO Capital Corp.
Unaudited Pro Forma Combined Statement of Operations
For the Six Months Ended June 30, 2008
	Historical Parent	Historical GTI	Historical ADCI	Pro Forma	Pro Forma Combined
	06/30/08	07/31/08	07/31/08
Costs and expenses
Wages	$ -	$ 8,266	$ -	$ -	$ 8,266
Rent	-	8,600	-	-	8,600
Contractor expense	-	36,000	-	-	36,000
Consulting fees	-	-	160,258	-	160,258
Professional fees	38,635	5,000	5,000	-	48,635
Maintenance	-	690	-	-	690
Insurance	-	5,353	-	-	5,353
Utilities	-	85	-	-	85
Telephone	-	5,325	468	-	5,793
Meals and travels	-	432	-	-	432
Supplies	400	-	-	-	447
Depreciation	-	6,055	1,454	-	7,509
Amortization	-	21,507	2,454	-	23,961
Postage, printing & reproduction	-	128	149	-	277
Taxes	-	246	256	-	502
Warrants expense	657,831	-	-	-	657,831
Options expense	59,226	-	-	-	59,226
Miscellaneous	187	864	2,577	-	3,628
Operating loss	(756,279)	(98,550)	(172,616)		(1,027,445)

Interest expense	(14)	(42,350)	(50,071)	-	(92,435)

Net Loss	$ (756,293)	$ (140,900)	$ (222,687)	$ -	$(1,119,880)
Weighted Average Number of Common Shares Outstanding	2,013,079				20,013,079
Basic and Diluted Loss per Share	$ (0.38)				$ (0.06)

 See notes to unaudited pro forma combined financial statements

Notes to Unaudited Pro Forma Combined Financial Statements.

1.  Purchase Price.

On September 11, 2008, LBO Capital Corp. completed the acquisition of GTI and ADCI in exchange for 18,000,000 newly issued shares of its common stock.  These shares were fair valued at $12,500,000 as of the day of this report.  The Parent took in consideration the following assumptions including, the current trading price of these shares, the market size, market volatility and the Rule 144 restriction imposed on these shares.  The Parent took a large block discount based on the above assumptions in arriving at the fair value of $12,500,000.

2.  Pro Forma Adjustments.

(a)  To eliminate the intercompany notes receivable and payable.

(b)  To record Goodwill arising from the excess of the purchase price over the net fair market value of the two businesses acquired and to eliminate the GTI’s and ADCI’s historical equity accounts and accumulated deficits in accordance with Statement of Financial Accounting Standards (“SFAS”) No.141 “Business Combinations”.

3. Unaudited Pro Forma Net Loss per Share.

The unaudited pro forma combined basic and diluted loss per common share is computed by dividing the pro forma combined net loss by the Parent’s historical weighted average number of common shares outstanding plus the additional shares that will be issued as part of the acquisition as if they were issued as of the beginning of the period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 16, 2008

                                            LBO CAPITAL Corp

                                               By \s\ Thomas W. Itin

                                Thomas W. Itin, CEO